FY 2025 Q4 & Full-Year 2025 Financial Results Presentation

Annual Overview Presentation

September 22, 2025

Forward-Looking Statement

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, are "forward-looking statements." Although the American Battery Technology Company's (the "Company") management believes that such forward-looking statements are reasonable, it cannot guarantee that such expectations are, or will be, correct. These forward-looking statements involve a number of risks and uncertainties, which could cause the Company's future results to differ materially from those anticipated. Potential risks and uncertainties include, among others, risks and uncertainties related to the Company’s ability to continue as a going concern; interpretations or reinterpretations of geologic information, unfavorable exploration results, inability to obtain permits required for future exploration, development or production, general economic conditions and conditions affecting the industries in which the Company operates; the uncertainty of regulatory requirements and approvals; fluctuating mineral and commodity prices, final investment approval and the ability to obtain necessary financing on acceptable terms or at all. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company's filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended June 30, 2025. The Company assumes no obligation to update any of the information contained or referenced in this presentation.

Agenda

- » CEO Opening Remarks
- » ABTC Business Lines
  - Lithium-Ion Battery Recycling
  - Primary Claystone to Lithium Hydroxide
- » FY2025 Year End Financial Summary
- » Closing



Ryan Melsert
Chief Executive Officer



Tiff Moehring
Head of Communications

ABTC Critical Mineral Manufacturing Businesses

1. A robust and **cost-competitive battery recycling industry** can ***close-the-loop*** and make a meaningful impact on near-term domestic supply

2. However, recycling alone cannot meet growing demand, therefore **domestic manufacturing of primary battery metals** needs to be ramped rapidly to ***fill-the-loop*** with low-cost and low environmental impact material

3. In addition to manufacturing primary battery metals, **domestic mineral resources need to be developed** in order to supply the primary feed for these facilities



End Use OEMs
Battery Cells
Cell Manufacturers
Active/Inactive Refined Materials
Chemical Refiners
EVs, Stationary Storage, Consumer Electronics
Waste Products
Waste Cells
Waste Material
Second Life Applications
1 Lithium-Ion Battery Recycling
2 Primary Battery Metals Manufacturing
Battery Grade Metal Feedstocks Li, Ni, Co, Mn
3 Mineral Resource Development

ABTC FY25 Q4 & FY25 Financial Summary

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

Financial Highlights: A Year of Exponential Growth

- **Q4 FY 2025 Revenue:** Increased to $2.8 million, nearly tripling, up 183% from $1.0 million in Q3
- **Q4 FY 2025 Costs:** Cash cost of goods sold rising by only 70% in Q4 ($3.9 million) compared to Q3 ($2.3 million), demonstrating significant operational controls
- **FY 2025 Revenue:** Substantial increase to $4.3 million, an increase of 1,149% from $0.3 million in FY 2024
- **FY 2025 Costs:** Efficiency implementations, with full-year cash cost of goods** sold increasing by 483% ($10.5 million in FY 2025 vs. $1.8 million in FY 2024), far below the rate of revenue growth
- **Reduced Total Operating Expenses:** FY 2025 total operating expenses decreased 30% to $31.4 million, from $44.8 million in FY 2024, achieved while also substantially scaling company operations
- **Russel 2000 Index:** Added to Russell 2000 index in June 2025, resulted in significant increase in trading volume and institutional ownership
- **Strong Cash Position:** Cash balance of $25.4 million as of September 15, 2025



"I am extremely proud of the ABTC team as we continue to ramp the operations at our first recycling facility at such an exponential rate. We have an exciting path ahead as we continue the growth in operations at our current facilities, while also accelerating the commercialization of our Tonopah Flats Lithium Project and our second battery recycling facility with our strategic partners."

~Ryan Melsert, CEO/CTO

Battery Recycling Business

Battery Recycling Highlights: Scaling to Meet Demand

- Continued ramp of operations at first battery recycling facility, with Q4 throughput increased 70% over Q3
- Within FY 2025, ABTC successfully closed out and completed all requirements in its contract with the U.S. Advanced Battery Consortium (USCAR), comprised of the U.S. Department of Energy (DOE), General Motors, Ford Motor Company, and Stellantis NV
- Within FY 2025, ABTC was selected for and contracted a competitive grant for $144 million from the U.S. DOE for the construction of a second battery recycling facility, and is continuing development with its strategic partners for the implementation of this facility in the Southeast U.S.
- In support of rapid U.S. buildout of datacenters for artificial intelligence and machine learning applications, ABTC's recycling facility is now receiving substantial quantities of feed material for recycling from stationary battery energy storage systems (BESS), in addition to from end-of-life electric vehicles and consumer electronics



Our recycling operations continue to set new financial benchmarks, achieving a remarkable 70% increase in facility throughput during the last quarter. This surge in operational performance has directly contributed to record revenue growth, underscoring the efficiency and profitability of our advanced recycling technologies.

Battery Recycling Business

ABTC
AMERICAN BATTERY
TECHNOLOGY COMPANY

July 16, 2025


Aurora

Special invitation as one of the few private companies in attendance at Argonne National Laboratory's Aurora Exascale Computer Dedication with U.S. Secretary of Energy Chris Wright



ABTC CEO Ryan Melsert gives presentation to U.S. Secretary of Energy Chris Wright on ABTC's Critical Mineral Manufacturing Innovations in Advancing Domestic US Supercomputing and Artificial Intelligence Dominance

Claystone to LiOH Business

Primary Lithium from Claystone Manufacturing Highlights: Securing a Domestic Supply Chain

- ABTC has developed its own set of technologies for the manufacturing of critical mineral lithium hydroxide (LiOH) from Nevada-based claystone material and has constructed a multi-tonne per day integrated pilot facility to demonstrate these technologies

- Within FY 2025, ABTC successfully closed out and completed all requirements in its $2.3 million grant award from the U.S. DOE Advanced Materials Manufacturing Technology Office for the design, construction, and operation of this integrated domestic claystone to lithium hydroxide pilot facility

- Based on the integrated pilot facility operations, ABTC has designed a commercial scale lithium refinery as part of its Tonopah Flats Lithium Project to manufacture 30,000 tonnes of lithium hydroxide per year, and long-term commercial offtake agreements for this product are under negotiations with these strategic customers



We have achieved remarkable advancements with our internally-developed technologies, successfully demonstrating the manufacturing of battery-grade lithium hydroxide from Nevada-based claystone at our multi-tonne per day integrated pilot facility.

Claystone to LiOH Business

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

Primary Lithium from Claystone Manufacturing Highlights: Securing a Domestic Supply Chain

- In June 2025, pursuant to President Trump's March 20th Executive Order, ABTC's Tonopah Flats Lithium Project was selected by the FAST-41 Permitting Council and the National Energy Dominance Council (NEDC) to become a Transparency Priority Project, in order to streamline the permitting processes and accelerate the commercialization of this domestic critical mineral manufacturing project

- In August 2025, ABTC's Tonopah Flats Lithium Project was approved by the FAST-41 Permitting Council and the National Energy Dominance Council to become a Covered Project, further prioritizing the streamlining of the permits and commercialization of this domestic critical mineral manufacturing project

- ABTC received an approved Letter of Interest from the US Export-Import Bank for a $900 million low-interest loan to support the construction of this commercial lithium mine and refinery



Permitting Council
An official website of the United States government Here's how you know
PERMITTING DASHBOARD
FEDERAL INFRASTRUCTURE PROJECTS
ABOUT
PROJECTS
RESOURCES & TOOLS
FAST-41
DATA PORTAL
Home
Tonopah Flats Lithium Project
PERMITTING DASHBOARD PROJECT POSTING DATE: AUGUST 19, 2025
All dates below are specific to the schedule of the Environmental Review and Permitting processes for this project.
ENVIRONMENTAL REVIEW AND PERMITTING STATUS PLANNED
ESTIMATED COMPLETION DATE OF ENVIRONMENTAL REVIEW AND PERMITTING PENDING
0 out of 0
ENVIRONMENTAL REVIEW AND PERMITTING PROCESSES COMPLETED
SECTOR Mining
CATEGORY Project Category FAST-41 Covered Projects
LEAD AGENCY Department of the Interior, Bureau of Land Management
Coordinates
Millers
Tonopah
Google
Map data ©2025 Google Terms
Primary Location
Coordinates 38.108461, -117.329474
Lead Agency Information:
POC Name: Jeffrey Kirkwood
POC Title: Project Manager
POC Email: jkirkwood@blm.gov
Agency/Department: Bureau of Land Management

Russell Index 2000, 3000

Selected for Addition to Russell 2000® and Russell 3000® Indexes

- **Market Visibility and Credibility:** ABTC's inclusion in the Russell 2000/3000® Index underscores our recent growth and successful commercialization efforts, providing for the opportunity to for increased visibility and credibility in the market
- **Prestigious Benchmark:** The Russell 2000/3000® Index is a widely recognized benchmark that tracks the performance of the largest U.S. companies, potentially signifying ABTC's position among leading organizations
- **Advancements in Critical Minerals Manufacturing:** This recognition highlights ABTC's progress in domestic U.S. manufacturing of critical minerals, a key component in supporting national energy security objectives
- **Alignment with National Priorities:** ABTC's inclusion reflects our alignment with U.S. goals for energy independence and sustainable resource development
- **Investor Confidence:** Being part of the Russell 3000® and 2000® Indices has the potential to enhance appeal to institutional investors, with the possibility of further solidifying of our market presence

FY2025 Financial Summary

in $M	FY25	FY24	Notes
Revenue	$4.3	$0.3	Revenue growth from ramp of recycling facility
Cash Cost of Goods Sold	$10.5*	$1.8*	Full-year cash cost of goods sold increased by just 494%, far below the rate of growth
Total Cost of Goods Sold	$14.9	$3.3	Total cost of goods sold, including non-cash costs such as depreciation and stock-based compensation
Funding from Government Grants	$5.8	$3.3	Increase in grant income through initiation of new grant projects during the quarter
Cash			
Used in Investing Activities	($2.5)	($13.0)	Reduction in capital expenses for first recycling facility
Used in Operating Activities	($28.9)	($16.7)	Increased operations at first battery recycling facility
Net cash provided by financing activities	$37.0	$34.4	Pay down of principal of debt, proceeds from At-The-Market Offering, & proceeds from registered direct offerings
Cash Balance	$12.5 as of 6/30/25** $25.4 as of 9/15/25	$7.0	Improved liquidity position
Balance on Contracted Government Grants	$203.8	$66.0	Contracted new grant for our second recycling facility
Awarded Investment Tax Credits	$60.1	$0	Significant allocated award to be monetized

**Non-GAAP cash cost of goods sold*
*** Includes $5.0M of restricted cash*

Annual Shareholder Meeting
November 2025

Questions

Sincere Thanks to Our Employees, Shareholders, Partners, and Customers

ABTC
AMERICAN BATTERY
TECHNOLOGY COMPANY

Thank You

www.americanbatterytechnology.com
info@batterymetals.com



HECTOR
ZACK
LANE
ABTC

Information Regarding Mineral Resources

Qualified Person
The mineral resource estimates presented in the ABTC Tonopah Flats Initial Assessment and most recently filed Technical Report Summary were performed by third-party, qualified person RESPEC, LLC and were classified by geological and quantitative confidence in accordance with the Securities and Exchange Commission (SEC) Regulation S-K 1300.

Initial Assessment
Initial Assessment is a preliminary technical and economic study of the economic potential of all or parts of mineralization to support the disclosure of mineral resources. The Initial Assessment must be prepared by a qualified person and must include appropriate assessments of reasonably assumed technical and economic factors, together with any other relevant operational factors, that are necessary to demonstrate at the time of reporting that there are reasonable prospects for economic extraction. An Initial Assessment is required for disclosure of mineral resources but cannot be used as the basis for disclosure of mineral reserves. An Initial Assessment is preliminary in nature and includes Inferred Mineral Resources that are considered too speculative geologically to have the economic considerations applied that would enable them to be classified as mineral reserves. There is no certainty that the economic results of an initial assessment will be realized.

Inferred Resource
Inferred Mineral Resource is that part of a mineral resource for which quantity and grade or quality are estimated on the basis of limited geological evidence and sampling. The level of geological uncertainty associated with an Inferred Mineral Resource is too high to apply relevant technical and economic factors likely to influence the prospects of economic extraction in a manner useful for evaluation of economic viability. Because an Inferred Mineral Resource has the lowest level of geological confidence of all mineral resources, which prevents the application of the modifying factors in a manner useful for evaluation of economic viability, an Inferred Mineral Resource may not be considered when assessing the economic viability of a mining project, and may not be converted to a mineral reserve.

Indicated Resource
Indicated Mineral Resource is that part of a mineral resource for which quantity and grade or quality are estimated on the basis of adequate geological evidence and sampling. The level of geological certainty associated with an Indicated Mineral Resource is sufficient to allow a qualified person to apply modifying factors in sufficient detail to support mine planning and evaluation of the economic viability of the deposit. Because an Indicated Mineral Resource has a lower level of confidence than the level of confidence of a Measured Mineral Resource, an Indicated Mineral Resource may only be converted to a Probable Mineral Reserve.

Measured Resource
Measured Mineral Resource is that part of a mineral resource for which quantity and grade or quality are estimated on the basis of conclusive geological evidence and sampling. The level of geological certainty associated with a Measured Mineral Resource is sufficient to allow a qualified person to apply modifying factors, as defined in this section, in sufficient detail to support detailed mine planning and final evaluation of the economic viability of the deposit. Because a Measured Mineral Resource has a higher level of confidence than the level of confidence of either an Indicated Mineral Resource or an Inferred Mineral Resource, a Measured Mineral Resource may be converted to a Proven Mineral Reserve or to a Probable Mineral Reserve.

Probable Mineral Reserve
Probable Mineral Reserve is the economically mineable part of an indicated and, in some cases, a Measured Mineral Resource.

Proven Mineral Reserve
Proven Mineral Reserve is the economically mineable part of a Measured Mineral Resource and can only result from conversion of a Measured Mineral Resource.

Pre-Feasibility Study
A Preliminary Feasibility Study (or Pre-Feasibility Study) is a comprehensive study of a range of options for the technical and economic viability of a mineral project that has advanced to a stage where a qualified person has determined (in the case of underground mining) a preferred mining method, or (in the case of surface mining) a pit configuration, and in all cases has determined an effective method of mineral processing and an effective plan to sell the product. A Pre-Feasibility Study includes a financial analysis based on reasonable assumptions, based on appropriate testing, about the modifying factors and the evaluation of any other relevant factors that are sufficient for a qualified person to determine if all or part of the Indicated and Measured Mineral Resources may be converted to mineral reserves at the time of reporting. The financial analysis must have the level of detail necessary to demonstrate, at the time of reporting, that extraction is economically viable. A Pre-Feasibility Study is less comprehensive and results in a lower confidence level than a feasibility study. A Pre-Feasibility study is more comprehensive and results in a higher confidence level than an Initial Assessment.